BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC      QUARTERLY REPORT      DECEMBER 31, 2002

DEAR FELLOW SHAREHOLDERS:

   Foster and I continue to keep all our equity investments alongside yours, and we're glad 2002 is behind us. We see last year's continued downdraft as a possible indication that the pendulum in this post-bubble environment could be poised to swing back favorably. That said, we don't expect a rising tide to lift all boats.

   Brandywine Advisors Fund's 16.92 percent decline landed it in the top 10 percent of the 677 funds in Morningstar's mid-cap growth category in 2002. The average mid-cap growth fund fell 27.50 percent. December-quarter performance wasn't the key to containing the ugliness better than most peer funds and indexes for the year, as Brandywine Advisors declined slightly while most indexes posted single-digit gains.

   Internet, semiconductor and telecom indexes surged more than 30 percent from the October 9, 2002 market low. Former high flyers posted eye-popping gains: witness Nortel Networks, up more than threefold. But is Nortel's outlook three times better than it was on October 9? Current consensus puts Nortel's 2003 loss at $0.12 a share, which is twice as bad as its predicted outlook just six months ago.

   How about Lucent? It gained 88 percent from the low through the end of the year. By mid-December Lucent's climb won it the title as the company with the most short interest on the New York Stock Exchange. Some savvy investors predict the company will file for bankruptcy protection in 2003. We're not alone in questioning the sustainability of gains that take place without the fundamental improvement to warrant them.

 CUMULATIVE               BRANDYWINE ADVISORS % CHANGE
 ----------               ----------------------------
 QUARTER                           -0.96
 ONE YEAR                         -16.92
 INCEPTION                        -31.11*<F1>

 ANNUALIZED
 ----------
 INCEPTION                        -15.80*<F1>

*<F1>  10/31/00

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   Economists and market strategists might quibble over GDP forecasts, the durability of the housing market and other underlying trends, but they almost universally agree on the continuation of a modest recovery in 2003 that will take an uneven, rocky path. In our opinion, now is not time for sector bets on semiconductors or any other broad group of stocks.

   Investors seemed anything but careful in October and November as speculation reigned amid ambiguous hopes for the economy. Still, the similarities between this year's December-quarter rally and last year's bolster our confidence in the reasonably priced, fundamentally sound companies that comprise your portfolio.

   Investors already appear to be rethinking the late-2002 excesses. The semiconductor index fell more than 20 percent from December 2 through year's end. That seems warranted given that your team uncovered one semiconductor equipment maker used to selling 1,900 of its systems a year that's now on pace to sell just 18! Intel Chairman Andy Grove on December 10 said there's little growth in chip industry sales and he doesn't know when that will change.

   While some investors look to score quick gains in beaten-down companies despite weak outlooks, our goal is to own companies with improving prospects. Analysts reduced 2003 earnings estimates for the average S&P 500 component by 10 percent over the past six months. At the same time, earnings estimates for the average Brandywine Advisors Fund holding were ratcheted up 15 percent. Lasting gains will occur when the companies rewarded by investors enjoy the kind of fundamental outlooks that deserve to be rewarded.

   While many sectors are not undervalued, we're finding individual companies that are. Brandywine Advisors' stocks grew earnings 34 percent in the last quarter and are expected to grow 2003 earnings 30 percent. Its average holding sells at a modest 15 times 2003 earnings estimates.

   Examples of trends driving some of the earnings strength that your research team isolated:

   Generic drug adoption looks to be taking place faster than Wall Street expects, according to James Gowen. An estimated $18 billion to $20 billion worth of branded drugs will face generic competition in 2003, followed by another $11 billion in 2004. Employers, workers and managed-care companies are pushing for lower-cost generics as one way to control spiraling health-care costs.

   This is supported by pharmacy benefit managers, wholesalers and distributors that benefit from better-than-expected adoption rates. Washington announced its support of accelerating generic substitution and, if a Medicare prescription benefit comes to be, generics will play a role. Amid the worst state budget deficits in decades, state Medicaid programs are another sizable force pressuring for wider use of generics.

   With grain stockpiles at their lowest in 25 or 30 years, Jon Fenn sees farmers planting more this season to capitalize on attractive crop prices. They're going to need fertilizer. Companies such as Agrium are well positioned to reap benefits from rising fertilizer use. Agrium enjoys a competitive advantage in the production of nitrogen fertilizer because it has long-term natural gas contracts that enable it to get gas at about half the price of competitors buying in the open market.

   With a military buildup in the Middle East, we're likely to see the market react to news from the region in the March quarter. Economic reports will also capture attention as investors look for evidence that an unexpectedly strong jump in December manufacturing activity presages renewed growth.

   Our investment decisions will stem from the individual-company level where the efforts of your more than 40 research professionals will continue to focus on outworking Wall Street by gathering insights through thousands of intensive interviews with those on the frontlines of the economy. Opportunities exist for those willing to do the digging to look beneath broad economic statistics one company at a time.

   While we're grateful the Fund held as well as it did in 2002 considering how others suffered to a greater degree, it does not escape us that you can't buy anything with relative performance. We're determined to generate positive returns for you in the years ahead.

   Foster, Chris and the rest of the gang invested alongside you send their best.

   Thanks for your continued confidence. Best wishes for a wonderful New Year!

   God Bless!

   /s/ Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer

CAPITAL GAINS UPDATE . . .

   The Brandywine Advisors Fund distributed no capital gains in 2002, so you will not receive Form-1099 from the Funds. If you did not sell any shares during the year, there should be no current tax implications related to your investment.

   As of December 31, 2002, Brandywine Advisors can realize gains of approximately $1.58 per share without triggering taxable capital gains distributions in 2003. Please keep an eye out for updates in future quarterly reports.

LOOKING FORWARD TO A HEALTHY AND PROSPEROUS NEW YEAR . . .

   Friess Associates LLC is making contributions to one-on-one mentoring programs in recognition of our clients and shareholders. The hundreds of children who enjoy a better shot at realizing their potential because of these programs join us in thanking you for your continued support.

   Having worked with and learned from Foster for more than two decades, it's no surprise to me that he has become a one-on-one mentoring advocate. Foster's tireless example and generous desire to share the lessons of his life helped shape who I am both personally and professionally. I'm grateful to call Foster my mentor and, more importantly, my friend. -- Bill

   If you would like to learn more about mentoring, please visit the National Mentoring Partnership web site at www.mentoring.org.

                            BRANDYWINE ADVISORS FUND

   PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF DECEMBER 31, 2002

 1. Nextel Communications, Inc.                   63.6%
 2. L-3 Communications Holdings, Inc.             -5.1%
 3. Brinker International, Inc.                    3.2%
 4. Newell Rubbermaid Inc.                       -12.0%
 5. Deere & Co.                                   -3.2%
 6. Aetna Inc.                                     0.8%
 7. St. Jude Medical, Inc.                         8.6%
 8. Pepsi Bottling Group, Inc.                    -2.2%
 9. TJX Companies, Inc.                            2.4%
10. Quest Diagnostics Inc.                        -8.6%

                                  EARNINGS GROWTH

                     THE FUND'S HOLDINGS                   30%
                     S&P 500                               12%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

   ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASLINE, DECEMBER 31, 2002.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     95.8%

                                   SMALL CAP
                                below $1 billion
                                      0.0%

                                      CASH
                                      4.2%

                            TOP TEN INDUSTRY GROUPS

Medical/Managed Care (10.5%)
Machinery & Miscellaneous Manufacturing (9.5%)
Food/Restaurants (9.4%)
Medical Services (8.2%)
Insurance (6.1%)
Health Care Related (5.4%)
Aerospace/Defense (5.2%)
Medical Products (4.7%)
Apparel & Shoe Retailers (4.6%)
Oil/Gas  (4.5%)
All Others (27.7%)
Cash (4.2%)

                            BRANDYWINE ADVISORS FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                            $ GAIN
  BIGGEST $ WINNERS     (IN THOUSANDS)    % GAIN       REASON FOR MOVE
  -----------------     -------------     ------       ---------------
        Nextel
 Communications, Inc.      $1,632.8        53.0        Nextel's unique walkie-talkie Direct Connect technology allowed it to avoid the stalled growth plaguing many wireless phone carriers. Nextel exceeded
                                                       September-quarter estimates by more than doubling earnings as the company added subscribers willing to pay a premium for its services.

       Brinker
 International, Inc.        $599.8         18.3        The operator of Chili's, Macaroni Grill and On the Border restaurants enjoyed better than expected same-store sales, prompting analysts to raise earnings estimates. An agreement with Waterloo Restaurant Ventures makes Brinker the first domestic franchisee for Macaroni Grill in the Pacific Northwest.

 TJX Companies, Inc.        $415.8         14.8        The discount retailer benefits from uncertain economic conditions by appealing to cost-conscious consumers with discounted merchandise from department stores at its T.J. Maxx and Marshalls stores. Excess inventory at suppliers gave TJX the opportunity to negotiate better prices in the October quarter, enabling the company to improve profit margins and exceed earnings estimates.

  Boston Scientific
        Corp.               $393.6         17.4        The medical-device manufacturer surpassed September-quarter earnings estimates with 27 percent growth. Growing use of its new Express2 stent for blocked arteries allowed the company to triple its U.S. stent market share.
                                                       Your team sold Boston Scientific after the stock reached its target price and used the proceeds to fund a new idea.

     Biomet, Inc.           $306.2         14.2        November-quarter earnings beat estimates as an already solid earnings outlook driven by favorable demographic trends for Biomet's orthopedic medical products improved with better insurance reimbursement rates for inpatient joint procedures. You sold Biomet on a forced displacement basis after the stock reached its target price.

                            $ LOSS
   BIGGEST $ LOSERS     (IN THOUSANDS)    % LOSS       REASON FOR MOVE
   ----------------     -------------     ------       ---------------
  L-3 Communications
    Holdings, Inc.          $719.0         14.8        L-3, which sells intelligent communications and surveillance equipment to the
                                                       U.S. military and government, exceeded September-quarter earnings estimates with 51 percent growth. Despite solid fundamentals, shares retraced as investors cooled on defense-related stocks in favor of a speculative run up in technology stocks.

  Blockbuster, Inc.         $627.2         46.2        Consumer electronics retailers sold DVDs at cut-rate prices to draw customers for other products, negatively affecting DVD rentals at the largest movie-
                                                       rental chain. Your team sold Blockbuster to fund an opportunity with greater earnings potential.

  AmerisourceBergen
        Corp.               $600.6         17.9        The pharmacy servicing company grew September-quarter earnings 38 percent, beating estimates. Despite merger-related synergies driving growth, investors grew concerned as low-cost generics represented a higher percentage of sales, even though higher margins on generics help improve profitability. Your team sold to fund an idea with greater near-term earnings prospects.

        Darden
  Restaurants, Inc.         $598.7         23.3        Disappointing same-store sales at the company's Red Lobster restaurant chain forced management to lower November-quarter guidance. Your team sold shares to fund a prospect with greater near-term growth potential.

Michaels Stores, Inc.       $421.4         9.2         The arts-and-crafts retailer gave up some ground early in the December quarter following a substantial run-up. Following your team's sale at a healthy gain, the company cut its annual sales forecast due to business lost in the Washington area during the widely publicized sniper attacks in front of some of its stores.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               December 31, 2002
                                  (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                               COST       VALUE (B)<F3>
 ---------                                            ------      -------------

COMMON STOCKS - 95.8% (A)<F2>

               AEROSPACE/DEFENSE - 5.2%
     25,500    Alliant Techsystems Inc.            $  1,597,808   $  1,589,925
     92,300    L-3 Communications Holdings, Inc.      4,367,942      4,145,193
                                                   ------------   ------------
                                                      5,965,750      5,735,118

                  THIS SECTOR IS 3.9% BELOW YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 4.6%
     15,400    Polo Ralph Lauren Corp.                  326,764        335,104
     37,800    Ross Stores, Inc.                      1,426,554      1,602,342
    165,000    TJX Companies, Inc.                    3,145,436      3,220,800
                                                   ------------   ------------
                                                      4,898,754      5,158,246

                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 2.2%
     30,900    Advance Auto Parts, Inc.               1,580,040      1,511,010
     15,400    Harman International
                Industries, Inc.                        775,490        916,300
                                                   ------------   ------------
                                                      2,355,530      2,427,310

                  THIS SECTOR IS 3.0% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 2.7%
     70,000    Black & Decker Corp.                   3,276,419      3,002,300

                  THIS SECTOR IS 8.4% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 4.5%
    408,200    Nextel Communications, Inc.            2,882,373      4,714,710
     13,000    UTStarcom, Inc.                          216,632        257,790
                                                   ------------   ------------
                                                      3,099,005      4,972,500

                  THIS SECTOR IS 60.5% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 1.0%
     29,400    Marvel Technology Group Ltd.             670,330        554,484
     47,900    Seagate Technology                       568,260        513,967
                                                   ------------   ------------
                                                      1,238,590      1,068,451

                  THIS SECTOR IS 13.7% BELOW YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 2.8%
     46,900    Commerce Bancorp, Inc./New Jersey      2,035,240      2,025,611
     58,100    Copart, Inc.                             795,797        687,904
     10,400    Diebold, Inc.                            408,431        428,688
                                                   ------------   ------------
                                                      3,239,468      3,142,203

                  THIS SECTOR IS 3.0% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 9.4%
     46,500    Applebee's International, Inc.         1,095,854      1,078,382
    120,000    Brinker International, Inc.            3,750,125      3,870,000
     17,700    Outback Steakhouse, Inc.                 565,440        609,588
    130,000    Pepsi Bottling Group, Inc.             3,416,526      3,341,000
     45,000    Performance Food Group Co.             1,559,108      1,528,155
                                                   ------------   ------------
                                                     10,387,053     10,427,125

                  THIS SECTOR IS 0.4% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 5.4%
     59,100    Express Scripts, Inc.                  3,135,467      2,839,164
     73,500    McKesson Corp.                         2,096,864      1,986,705
     49,400    Priority Healthcare Corp. Cl B         1,642,248      1,146,080
                                                   ------------   ------------
                                                      6,874,579      5,971,949

                  THIS SECTOR IS 13.1% BELOW YOUR FUND'S COST.

               HOME/OFFICE RELATED - 3.3%
    120,000    Newell Rubbermaid Inc.                 4,137,618      3,639,600

                  THIS SECTOR IS 12.0% BELOW YOUR FUND'S COST.

               INSURANCE - 6.1%
     12,400    Erie Indemnity Co.                       543,147        449,624
     13,200    Hilb, Rogal and Hamilton Co.             522,299        539,880
     28,300    Old Republic International Corp.         784,217        792,400
     59,100    Progressive Corp.                      3,185,190      2,933,133
     52,800    RenaissanceRe Holdings, Ltd.           1,775,323      2,090,880
                                                   ------------   ------------
                                                      6,810,176      6,805,917

                  THIS SECTOR IS 0.1% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 9.5%
    103,700    AGCO Corp.                             2,459,446      2,291,770
     56,100    Ball Corp.                             2,806,157      2,871,759
     79,000    Deere & Co.                            3,742,267      3,622,150
     41,600    Moore Corporation Ltd.                   532,460        378,560
     66,000    Pactiv Corp.                           1,295,103      1,442,760
                                                   ------------   ------------
                                                     10,835,433     10,606,999

                  THIS SECTOR IS 2.1% BELOW YOUR FUND'S COST.

               MEDIA GROUP - 2.2%
     35,000    Cox Radio, Inc.                          801,586        798,350
     36,500    Tribune Co.                            1,648,394      1,659,290
                                                   ------------   ------------
                                                      2,449,980      2,457,640

                  THIS SECTOR IS 0.3% ABOVE YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 10.5%
     87,700    Aetna Inc.                             3,578,579      3,606,224
     48,400    Anthem, Inc.                           2,969,876      3,044,360
    120,800    Caremark Rx, Inc.                      1,840,479      1,963,000
     45,500    Coventry Health Care, Inc.             1,298,468      1,320,865
     40,000    First Health Group Corp.               1,087,747        974,000
     33,500    WellChoice Inc.                          835,672        802,325
                                                   ------------   ------------
                                                     11,610,821     11,710,774

                  THIS SECTOR IS 0.9% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 4.7%
     27,600    Henry Schein, Inc.                     1,395,929      1,242,000
     14,400    Patterson Dental Co.                     613,854        629,856
     85,000    St. Jude Medical, Inc.                 3,107,887      3,376,200
                                                   ------------   ------------
                                                      5,117,670      5,248,056

                  THIS SECTOR IS 2.5% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 8.2%
    109,200    AdvancePCS                             2,452,007      2,425,332
      7,500    Laboratory Corporation of
                America Holdings                        175,336        174,300
      6,400    LifePoint Hospitals, Inc.                204,571        191,558
     30,500    Omnicare, Inc.                           671,609        726,815
     55,000    Quest Diagnostics Inc.                 3,425,458      3,129,500
     45,000    Universal Health Services, Inc. Cl B   2,304,464      2,029,500
     47,600    WebMD Corp.                              392,121        406,980
                                                   ------------   ------------
                                                      9,625,566      9,083,985

                  THIS SECTOR IS 5.6% BELOW YOUR FUND'S COST.

               OIL/GAS - 4.5%
    160,000    Chesapeake Energy Corp.                1,242,360      1,238,400
     66,500    Pioneer Natural Resources Co.          1,557,983      1,679,125
     16,400    Pogo Producing Co.                       597,160        610,900
     60,000    XTO Energy, Inc.                       1,307,515      1,482,000
                                                   ------------   ------------
                                                      4,705,018      5,010,425

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 2.1%
     96,900    IVAX Corp.                             1,330,154      1,175,397
     75,000    SICOR Inc.                             1,296,984      1,188,750
                                                   ------------   ------------
                                                      2,627,138      2,364,147

                  THIS SECTOR IS 10.0% BELOW YOUR FUND'S COST.

               RAW & INTERMEDIATE MATERIALS - 2.1%
     19,400    Agrium Inc.                              184,517        219,414
     50,000    Airgas, Inc.                             800,480        862,500
     20,100    Potash Corporation of
                Saskatchewan, Inc.                    1,332,366      1,278,159
                                                   ------------   ------------
                                                      2,317,363      2,360,073

                  THIS SECTOR IS 1.8% ABOVE YOUR FUND'S COST.

               SOFTWARE - 0.5%
      8,000    Electronic Arts Inc.                     417,113        398,160
     12,200    Network Associates, Inc.                 194,779        196,298
                                                   ------------   ------------
                                                        611,892        594,458

                  THIS SECTOR IS 2.8% BELOW YOUR FUND'S COST.

               SPECIALTY RETAILING - 3.5%
     20,800    Dollar Tree Stores, Inc.                 543,694        511,056
     25,100    Family Dollar Stores, Inc.               745,632        783,371
     37,300    J.C. Penney Company, Inc.
                (Holding Co.)                           779,588        858,273
     53,600    Pier 1 Imports, Inc.                   1,096,612      1,014,648
      1,800    Rent-A-Center, Inc.                       91,119         89,910
     26,300    Staples, Inc.                            411,142        481,290
     16,100    Toys "R" Us, Inc.                        193,973        161,000
                                                   ------------   ------------
                                                      3,861,760      3,899,548

                  THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.8%
     11,000    JetBlue Airways Corp.                    297,878        297,000
     26,600    Werner Enterprises, Inc.                 541,890        572,698
                                                   ------------   ------------
                                                        839,768        869,698

                  THIS SECTOR IS 3.6% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
               Total common stocks                  106,885,351    106,556,522
                                                   ------------   ------------
               Total long-term investments          106,885,351    106,556,522

SHORT-TERM INVESTMENTS - 3.5% (A)<F2>

               COMMERCIAL PAPER - 1.8%
 $2,000,000    Household Finance Corp.,
               due 01/02/03, discount of 1.35%        1,999,925      1,999,925

               VARIABLE RATE DEMAND NOTES - 1.7%
  1,213,760    Wisconsin Corporate Central
                Credit Union                          1,213,760      1,213,760
    650,000    Wisconsin Electric Power Co.             650,000        650,000
                                                   ------------   ------------
               Total variable rate demand notes       1,863,760      1,863,760
                                                   ------------   ------------
               Total short-term investments           3,863,685      3,863,685
                                                   ------------   ------------
               Total investments                   $110,749,036    110,420,207
                                                   ------------
                                                   ------------
               Cash and receivables, less
               liabilities 0.7% (A)<F2>                                789,398
                                                                  ------------
                  NET ASSETS                                      $111,209,605
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($111,209,605/15,406,841
               shares outstanding)                                       $7.22
                                                                         -----
                                                                         -----

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

                      THE SMART MONEY'S STILL ON EARNINGS

   To quote Yogi Berra "It's tough to make predictions, especially about the future." That's why your team logs more than 1,000 interviews with company managements, competitors, customers and suppliers each week. The collective insights of people at all levels of a company's "food chain" create a much clearer picture than a pundit's best guess based on broad economic and market gauges.

   Earnings performance is the best gauge of a company's success. We seek companies poised for rapid earnings growth with new products, new market opportunities or some other legitimate operating means to exceed Wall Street's expectations. We also aim to own companies before their success is fully reflected in their stock prices, so we only buy companies when they sell at reasonable multiples of earnings estimates.

Earnings performance is the best gauge of a company's success. We seek companies poised for rapid earnings growth with new products, new market opportunities or some other legitimate operating means to exceed Wall Street's expectations.

   With profit expectations for many companies sharply reduced in the current climate, identifying a catalyst for increasing growth becomes all the more important. It's not especially difficult to hit an estimate when the bar is repeatedly lowered. Our goal is to find companies for which analyst earnings estimates need upward revision.

   Petsmart crossed your team's radar screen in June 2001 when an interview with management uncovered a detailed turnaround strategy. A pet-store chain might not scream "growth" at first glance, but keep in mind that folks will spend roughly $30 billion on their pets this year. The industry is forecast to grow 5 percent for each of the next five years.

   Petsmart's strategy included a new "Eagle" store format, which moved it away from a warehouse-type layout to a more customer-friendly design. It also expanded new services like obedience training and grooming. These services generate higher profit margins than food and toys. They also drive product sales by bringing customers back to store locations on a regular basis.

   Management wasn't able to detail sales trends from newly reformatted stores, so your research team hit the streets to interview managers at various stores that had been redesigned. After our legwork uncovered increasing traffic, we cross-checked these interviews with a privately held pet-food supplier who confirmed that newly reformatted stores played a key role in strong sales moving through Petsmart channels.

   Petsmart's earnings were compared to year-ago results that did not reflect the increased customer traffic, higher profit services and other positive changes we found in redesigned stores, increasing the likelihood of positive earnings surprises. The company exceeded consensus earnings estimates for five consecutive quarters starting in July 2001. Analysts raised their 2002 calendar-year estimates 72 percent through October 2002, when your research team sold Petsmart after a threefold increase (using Brandywine Fund as a proxy).

   Not every stock we pick is a Petsmart. Being right in this business six out of 10 times is knocking the cover off the ball, so we perform exhaustive research to uncover catalysts for future earnings growth in an effort to stack the odds in your favor. In addition to the interviews your research team conducts, we "kick the tires" by visiting company facilities, attending trade shows and conferences, and taking opportunities to get firsthand experience as a paying customer whenever possible.

   This work results in a fundamentally strong portfolio that over time has been rewarded as investors get excited about the companies our research isolated. The average Friess holding sells at 15 times 2003 earn-ings estimates and is expected to grow earnings 28 percent. The average S&P 500 company sells at 17 times estimates with just 12 percent earnings growth.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (877) 636-6460      www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
 President; Christopher Long, Vice President; David Marky, Vice President; and
                         Paul Robinson, Vice President

                        Report Editor: Rebecca Schuster
             Report Staff: Chris Aregood, David Marky, Adam Rieger

Past performance does not guarantee future results. The principal value and
---------------------------------------------------
investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. This material must be preceded or accompanied by a current Brandywine Advisors Fund's prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of 12/31/02, the fund did not hold the securities discussed, unless they are listed in the accompanying Statement of Net Assets. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. You cannot invest directly in an index. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections.

Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Advisors Fund was ranked in the 10 percentile out of the 677 funds in Morningstar's mid-cap growth category for the year ended 12/31/02.

Brandywine Advisors Fund is distributed by Quasar Distributors, LLC.

01/03